                                                                    Exhibit 25.1
         THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
                 PURSUANT TO RULE 901(d) OF REGULATION S-T

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                                  FORM T-1

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                          STATEMENT OF ELIGIBILITY
               UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                CORPORATION DESIGNATED TO ACT AS TRUSTEE

                  CHECK IF AN APPLICATION TO DETERMINE
                   ELIGIBILITY OF A TRUSTEE PURSUANT TO
                      SECTION 305(b)(2)           |__|

                            ------------------

                           THE BANK OF NEW YORK
          (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)


NEW YORK                                          13-5160382
(STATE OF INCORPORATION                           (I.R.S. EMPLOYER
IF NOT A U.S. NATIONAL BANK)                      IDENTIFICATION NO.)

48 WALL STREET, NEW YORK, N.Y.                    10286
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


                            ------------------

                       CELLNET DATA SYSTEMS, INC.
          (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

DELAWARE                                          94-2951096
(STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NO.)


125 SHOREWAY ROAD
SAN CARLOS, CALIFORNIA                            94070
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

                            ------------------

             14% SENIOR DISCOUNT NOTES DUE 2007, SERIES B
                  (TITLE OF THE INDENTURE SECURITIES)


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

1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


--------------------------------------------------------------------------------
                  NAME                                        ADDRESS
--------------------------------------------------------------------------------

    SUPERINTENDENT OF BANKS OF THE STATE OF        2 RECTOR STREET, NEW YORK,
    NEW YORK                                       N.Y.  10006, AND ALBANY, N.Y.
                                                   12203

    FEDERAL RESERVE BANK OF NEW YORK               33 LIBERTY PLAZA, NEW YORK,
                                                   N.Y.  10045

    FEDERAL DEPOSIT INSURANCE CORPORATION          WASHINGTON, D.C.  20429

    NEW YORK CLEARING HOUSE ASSOCIATION            NEW YORK, NEW YORK   10005



    (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    YES.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    NONE.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

    1. A COPY OF THE ORGANIZATION CERTIFICATE OF THE BANK OF NEW YORK (FORMERLY IRVING TRUST COMPANY) AS NOW IN EFFECT, WHICH CONTAINS THE AUTHORITY TO COMMENCE BUSINESS AND A GRANT OF POWERS TO EXERCISE CORPORATE TRUST POWERS. (EXHIBIT 1 TO AMENDMENT NO. 1 TO FORM T-1 FILED WITH REGISTRATION STATEMENT NO. 33-6215, EXHIBITS 1a AND 1b TO FORM T-1 FILED WITH REGISTRATION STATEMENT NO. 33-21672 AND EXHIBIT 1 TO FORM T-1 FILED WITH REGISTRATION STATEMENT NO. 33-29637.)

    4. A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE. (EXHIBIT 4 TO FORM T-1 FILED WITH REGISTRATION STATEMENT NO. 33-31019.)

    6. THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(b) OF THE ACT. (EXHIBIT 6 TO FORM T-1 FILED WITH REGISTRATION STATEMENT NO. 33-44051.)

    7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR TO THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

                                   SIGNATURE



    PURSUANT TO THE REQUIREMENTS OF THE ACT, THE TRUSTEE, THE BANK OF NEW YORK, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 14TH DAY OF OCTOBER, 1997.


                                                  THE BANK OF NEW YORK



                                                  BY: /s/ MARY JANE MORRISSEY
                                                     ---------------------------
                                                     NAME:  MARY JANE MORRISSEY
                                                     TITLE: VICE PRESIDENT

                                                                       Exhibit 7

                 Consolidated Report of Condition of
                       THE BANK OF NEW YORK
               of 48 Wall Street, New York, N.Y. 10286
                And Foreign and Domestic Subsidiaries,
            a member of the Federal Reserve System, at the
            close of business June 30, 1997, published in accordance with a call made by the Federal
            Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
            ASSETS                                                in Thousands
            Cash and balances due from depository
              institutions:
              Noninterest-bearing balances and currency
                and coin......................................    $ 7,769,502
              Interest-bearing balances.......................      1,472,524
            Securities:
              Held-to-maturity securities.....................      1,080,234
              Available-for-sale securities...................      3,046,199
            Federal funds sold and Securities purchased under
              agreements to resell............................      3,193,800
            Loans and lease financing receivables:
              Loans and leases, net of unearned
                income..............................35,352,045
              LESS:  Allowance for loan and lease
                losses................................625,042-
              LESS:  Allocated transfer risk reserve.......429
              Loans and leases, net of unearned income,
                allowance, and reserve........................     34,726,574
            Assets held in trading accounts...................      1,611,096
            Premises and fixed assets (including capitalized
              leases).........................................        676,729
            Other real estate owned...........................         22,460
            Investments in unconsolidated subsidiaries and
              associated companies............................        209,959
            Customers' liability to this bank on acceptances
              outstanding.....................................      1,357,731
            Intangible assets.................................        720,883
            Other assets......................................      1,627,267
                                                                  -----------
            Total assets......................................    $57,514,958
                                                                  -----------
                                                                  -----------

            LIABILITIES
            Deposits:
              In domestic offices.............................    $26,875,596
              Noninterest-bearing...................11,213,657
              Interest-bearing......................15,661,939
              In foreign offices, Edge and Agreement
                subsidiaries, and IBFs........................     16,334,270
              Noninterest-bearing......................596,369
              Interest-bearing......................15,737,901
            Federal funds purchased and Securities sold under
              agreements to repurchase........................      1,583,157
            Demand notes issued to the U.S. Treasury..........        303,000
            Trading liabilities...............................      1,308,173
            Other borrowed money:
              With remaining maturity of one year or less.....      2,383,570
              With remaining maturity of more than one year
                through three years...........................              0
              With remaining maturity of more than three
                years.........................................         20,679
            Bank's liability on acceptances executed and
              outstanding.....................................      1,377,244
            Subordinated notes and debentures.................      1,018,940
            Other liabilities.................................      1,732,792
                                                                  -----------
            Total liabilities.................................     52,937,421
                                                                  -----------
            EQUITY CAPITAL
            Common stock......................................      1,135,284
            Surplus...........................................        731,319
            Undivided profits and capital reserves............      2,721,258
            Net unrealized holding gains (losses) on
              available-for-sale securities...................          1,948
            Cumulative foreign currency transaction
              adjustments.....................................        (12,272)
                                                                  -----------
            Total equity capital..............................      4,577,537
                                                                  -----------
            Total liabilities and equity capital..............    $57,514,958
                                                                  -----------
                                                                  -----------

                I, Robert E. Keilman, Senior Vice President and
            Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                    Robert E. Keilman

                We, the undersigned directors attest to the
            correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                    Thomas A. Renyl
                    J. Carter Bacot           }  Directors
                    Alan R. Griffith

                                         ------------------------------